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                                                                   EXHIBIT 10.10

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE DELETIONS.

                          GATE UNIVERSAL LOAN PROGRAM:
                               UMBRELLA AGREEMENT
                             (Bank of America, N.A.)

     THIS UMBRELLA AGREEMENT (the "Agreement") is made and dated as of the 7th day of March, 2003, by and among THE NATIONAL COLLEGIATE TRUST, a Delaware business trust "NCT"), THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation ("Marblehead"), and BANK OF AMERICA, N.A., a national banking association having its principal office located in the State of California (the "Program Lender").

                                    RECITALS

     A. NCT has established its GATE Universal Loan Program (the "GATE Universal Program") to assist students and parents in financing education at various institutions of higher education. Pursuant to the GATE Universal Program, NCT promotes the expansion of student and parent loan lending activities by agreeing to purchase or cause to be formed one or more special purpose business trusts or other entities (each a "Purchaser Trust") to purchase promissory notes and/or credit agreements (the "Notes") evidencing loans conforming to the GATE Universal Program ("GATE Universal Conforming Loans") following origination. The purchase price payable by each Purchaser Trust for a given pool of GATE Universal Conforming Loans is funded through issuance and sale by the Purchaser Trust of certificates or other evidences of indebtedness or equity, the repayment of which is supported by the income stream from the GATE Universal Conforming Loans included in such pool (each such transaction, a "Securitization Transaction").

     B. NCT has requested that the Program Lender originate and make available for purchase by Purchaser Trusts from time to time GATE Universal Conforming Loans and to serve as the primary lending institution participating in the GATE Universal Program.

     C. Marblehead acts as financial advisor for NCT in connection with the GATE Universal Program in connection with Securitization Transactions and facilitates the marketing of the GATE Universal Program to educational institutions and their students.

     D. The parties desire to set forth herein certain terms and conditions affecting NCT, Marblehead and the Program Lender relating to the Program Lender's participation in the GATE Universal Program.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                    AGREEMENT

     1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

     "Affiliate" shall mean as to any person any Other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. A person shall be deemed to control another person if the controlling person possesses directly or indirectly, the power to direct or to cause the direction of the management and policies of the other person, whether through the ownership of voting securities, by contract or otherwise.

     "Business Day" shall mean any day other than: (a) a Saturday or Sunday, or
(b) a day on which banking institutions in the State of California are required or authorized by law or executive order to be closed.

     "Change in Control" means:

     (a)  With respect to the Program Lender, any of the following:

          (1) The acquisition by any other entity, individual or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the common stock of the Program Lender and/or other securities which have more than fifty percent (50%) of the combined voting power of the Program Lender's securities entitled to vote in the election of directors; or

          (2) The sale of all or substantially all of the common stock or assets of the Program Lender to any other entity, individual or group; or

          (3) The reorganization, merger or consolidation of the Program Lender in which the shareholders of Program Lender immediately before such event will not immediately thereafter own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated Program Lender's voting securities.

     (b) With respect to Marblehead, any one transaction or a series of transactions within six (6) months of each other in which there is a change of beneficial ownership of more than fifty percent (50%) of the common stock or other equity interests representing the right to elect directors or otherwise determine the management of the company, and shall not include any initial public offering in which fifty percent (50%) or less of the common stock of Marblehead is sold to the public.

     (c) A "Change in Control" shall not include any transactions with an entity which is an Affiliate immediately prior to such transaction.

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     "Co-Lender Indemnification Agreement" shall mean a mutual indemnification agreement between Program Lender and any other person or entity originating GATE Universal Conforming Loans which will be pooled with GATE Universal Conforming Loans originated by Program Lender in any Securitization Transaction, which mutual indemnification agreement shall be satisfactory in form and substance in all reasonable respects to Program Lender.

     "Competing Lender" shall have the meaning given such term in Paragraph 9 below.

     "Confidential Information" shall have the meaning given such term in Paragraph 11(a) below.

     "Currently Scheduled Termination Date" shall mean May 31, 2004, provided, however, that such date shall automatically be extended for an additional year on such date and each anniversary thereof, unless (a) any party shall have given notice of termination at least one hundred eighty (180) days prior to the end of the then-current term or (b) as otherwise permitted under the definition of "Termination Date," in which case the termination set forth in such notice shall govern.

     "Effective Date" shall have the meaning given such term in Paragraph 25 below.

     "GATE Universal Approved School" shall mean any accredited degree-granting undergraduate or graduate institution of higher education in the United States with a FFELP 2-year default cohort of less than 12% in the most recent year in which these statistics are available through the Department of Education. The institutions listed on Exhibit A attached hereto have been previously approved by NCT and Marblehead and are hereby deemed acceptable by Program Lender as GATE Universal Approved Schools.

     "GATE Universal Conforming Loans" shall have the meaning given such term in Recital A above.

     "GATE Universal Product Offerings" means the tiered pricing options shown on Exhibit B attached hereto, as amended from time to time.

     "GATE Universal Program" shall have the meaning given such term in Recital A above.

     "Lender Competing Program" shall have the meaning given such term in Paragraph 9 below.

     "Loan Packaging and Funding Agreement" shall have the meaning given such term in Paragraph 6 below.

     "No-Pledge or Proceeds Discount School" shall mean a school that chooses to offer loans only in tiers that require no pledge or proceeds discount in the School Pledge or Proceeds Discount row of Exhibit B.

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     "Note Purchase Agreement" shall mean the agreement of that name between
Program Lender and Marblehead for the GATE Universal program.

     "Notes" shall have the meaning given such term in Recital A above.

     "Participating Institution" shall mean an educational institution which has, where appropriate, executed and delivered a Participation Agreement (Exhibit E1) or a School Enrollment Form (Exhibit E2) and, in the case of a Pledge School or Proceeds Discount School, with which the Program Lender has entered into a Loan Packaging and Funding Agreement.

     "Participation Agreement" shall mean the agreement between NCT and a Participating institution establishing the terms of the participation of such Participating Institution in the GATE Universal Program referred to in Paragraph 12(b) below.

     "Pledge" shall mean, with respect to any GATE Universal Conforming Loan, the percentage amount shown in the School Pledge row in Exhibit B to this agreement or in any School-Specific GATE Universal Product Offering approved by Program Lender. The Pledges shown on Exhibit B represent, to the extent of the percentages shown thereon (a) a limited guaranty equal to the Guaranty Limit, which is equal to the sum of the pledge amounts for each tier of loans included in a Pool, such pledge amounts to be calculated as the total gross principal amount (including financed fees) of GATE Universal Loans funded by Program Lender in the tier in the Pool Open Period times the Pledge percentage shown on Exhibit B for that tier; and (b) after the purchase of loans by a Purchaser Trust in which the Participating Institution has an equity interest, an obligation to fund mandatory capital contributions or otherwise reimburse a Purchaser Trust for defaults.

     "Pledge School" or "Proceeds Discount School" shall mean a school that chooses to offer loans in at least one tier that requires a Pledge or Proceeds Discount, as the case may be, in the School Pledge or Proceeds Discount row of Exhibit B.

     "Proceeds Discount" shall mean with respect to any GATE Universal Conforming Loan, the percentage shown in the Proceeds Discount row in Exhibit B to this Agreement or in any School-Specific GATE Universal Product Offering approved by Program Lender. The Proceeds Discounts shown on Exhibit B represent the percentage to be withheld from the face amount of each GATE Universal Note when loan proceeds are disbursed to Participating Institution for a Borrower in that tier.

     "Program Manual" shall mean a detailed manual setting forth the terms, conditions, eligibility, policies and procedures for the GATE Universal Program as the same may be amended from time to time as provided in Paragraph 12 below.

     "Program Year" shall mean the period from May 1 through April 30.

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     "Proprietary Information" shall have the meaning given such term in
Paragraph 11(b) below.

     "Purchaser Trust" shall have the meaning given such term in Recital A above.

     "School Enrollment Form" shall mean the form that is attached hereto as Exhibit E2 and entered into by No-Pledge or Proceeds Discount Schools establishing the participation of such schools in the GATE Universal Program.

     "School-Specific GATE Universal Product Offerings" has the meaning given to it in Paragraph 5 below.

     "Securitization Transaction" shall have the meaning given such term in Recital A above.

     "Termination Date " shall mean the earliest to occur of:

     (a)  The Currently Scheduled Termination Date;

     (b) The date of delivery by NCT, on the one hand, or the Program Lender, on the other hand, of written notice that the other party has failed to consummate a Securitization Transaction pursuant to the Note Purchase Agreement notwithstanding that all conditions precedent to such party's obligation to do so set forth in the Note Purchase Agreement have been satisfied;

     (c) The thirtieth day following the date of delivery by NCT and Marblehead, on the one hand, and the Program Lender, on the other hand, of written notice that another party has materially breached this Agreement, unless such party cures such breach on or before such thirtieth day, it being expressly understood and agreed that the failure to make any payment required hereunder shall constitute a material breach;

     (d) Any party hereto shall file any proceeding under the U.S. Bankruptcy Code or similar state insolvency act, or shall be the subject of any involuntary bankruptcy proceeding, which proceeding is not dismissed within sixty (60) days after the filing thereof; or

     (e) The date of delivery by Marblehead or the Program Lender of written notice that there has occurred a Change in Control of the party receiving such notice and that the party giving notice, in its sole and absolute discretion, has elected to terminate this Agreement.

     2. TERM OF AGREEMENT; POST-TERMINATION DATE TRANSACTIONS. This Agreement shall be effective from the Effective Date to but not including the Termination Date; provided, however, in the event the Termination Date shall occur during a Pool Open Period (as that term is defined in the Note Purchase Agreement), upon the written request of NCT the Program Lender shall sell and assign to NCT or a Purchaser Trust all GATE Universal Conforming Loans originated by the Program Lender during such Pool Open Period to and including such Termination Date for the Minimum Purchase Price (as defined in the Note Purchase Agreement);

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provided, however, that: (a) the conditions precedent to the Program Lender's obligation to sell GATE Universal Conforming Loans to NCT or a Purchaser Trust set forth in subsections (2), (4), (5), (6), and (7) of Section 3.01(c) of the Note Purchase Agreement, which are incorporated herein by this reference, shall have been met to the satisfaction of the Program Lender, (b) Marblehead, NCT, all Purchaser Trusts to whom the Program Lender has sold GATE Universal Conforming Loans and the purchasing Purchaser Trust shall be in compliance with all terms and conditions set forth in Paragraph 13 below, and (c) such sale transaction shall be consummated no later than the last day of the 180-day post-Pool Closing Date period.

     3. RELATIONSHIP TO GATE: GUARANTEED ACCESS TO EDUCATION PROGRAM; TRANSITION. The GATE: Guaranteed Access to Education Program ("GATE Student Program"), which is governed by the Gate Student Loan Program Umbrella Agreement entered into by NCT, Marblehead, and Bank of America, N.A. and dated as of June 1, 1996, as amended ("GATE Student Umbrella Agreement"), is unaffected by this Agreement and the GATE Student Umbrella Agreement remains in full force and effect. An educational institution may opt to remain a participant in the GATE Student Program and simultaneously become a participant in the creditworthy tier (i.e., Tier 1) of the GATE Universal Program. In all other circumstances, the parties to this Agreement agree that the GATE Universal Program described herein will be offered to individual educational institutions to replace the GATE Student Program and that once, on or after May 1, 2003, an educational institution becomes a Participating Institution in the GATE Universal Program under the terms and conditions set forth in this Agreement, except as expressly set forth above, the GATE Student Program for that Participating Institution will terminate.

     4.   IDENTIFICATION AND APPROVAL OF PARTICIPATING INSTITUTIONS.

     (a) For any GATE Universal Approved School that is a No-Pledge or Proceeds Discount School, Program Lender agrees to originate GATE Universal Conforming Loans to students enrolled at such No-Pledge or Proceeds Discount Schools and/or their parents.
     (b) For any GATE Universal Approved School that is a Pledge and/or Proceeds Discount School, NCT and Marblehead, acting through Marblehead, may make a written request to Program Lender that Program Lender originate GATE Universal Conforming Loans to students enrolled at such Pledge and/or Proceeds Discount Schools and/or their parents. Upon receipt of such written notice, Program Lender may in its discretion conduct a credit review of the Pledge School or Proceeds Discount School and, within thirty (30) days after such written notice, shall approve or reject the Pledge School or Proceeds Discount School for participation in the GATE Universal Program. If the Program Lender fails to approve or reject such written request within thirty
          (30) days of receipt, the Pledge School or Proceeds Discount School shall be deemed approved for participation in the GATE Universal Program.
     (c) For any educational institution that is not a GATE Universal Approved School, NCT and Marblehead, on the one hand, and Program Lender, on the other, may each request that the other agree that a specified educational institution may be

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          included in the GATE Universal Program, by providing to the other party or parties a written request therefor. The party or parties to whom such request is presented shall notify the requesting party in writing no later than thirty (30) days after the receipt of such request as to whether, applying such criteria as it deems appropriate, the proposed educational institution is deemed acceptable; provided, however, that the failure of a party to provide such written notice of acceptance shall be automatically deemed to be a rejection of the proposed educational institution. Subject to confidentiality, privacy and similar considerations, any party rejecting a proposed institution shall, upon the request of another party, communicate its reasons for such rejection, including whether it believes the proposed institution is qualified under the Program Manual. By proposing an educational institution for inclusion in the GATE Universal Program, NCT and Marblehead shall be deemed to represent and warrant that such educational institution is eligible for participation in the GATE Universal Program pursuant to the Program Manual.
     (d) NCT and Marblehead shall, in any event, request the Program Lender to originate GATE Universal Conforming Loans at educational institutions prior to making such a request of any Competing Lender.

     5. CHOICE OF PRODUCTS OFFERED; MODIFICATION OF SAME. Program Lender hereby approves the GATE Universal Product Offerings set forth on the attached Exhibit B, which is included herein by reference and made a part hereof. If an educational institution is a GATE Universal Approved School or is approved pursuant to Paragraph 4(c) hereof for inclusion in the GATE Universal Program, Program Lender authorizes Marblehead to offer the educational institution the choice of any or all of the GATE Universal Product Offerings shown on Exhibit B, as in effect from time to time, provided, however, the educational institution shall choose in its discretion to participate in any one of the following combinations of the GATE Universal Product Offerings (the "School-Specific GATE Universal Product Offerings").

Tier 1;
Tier 1 & Tier 2a;
Tier 1, Tier 2a & Tier 2b;
Tier 1, Tier 2a, Tier 2b & Tier 3a;
Tier 1, Tier 2a, Tier 2b, Tier 3a & Tier 3b;
Tier 1, Tier 2a, Tier 2b, Tier 3a, Tier 3b & Tier 4a;
Tier 1, Tier 2a, Tier 2b, Tier 3a, Tier 3b, Tier 4a & Tier 4b;
Tier 1, Tier 2a, Tier 2b, Tier 3a, Tier 3b, Tier 4a & Tier 4b, Tier 5a; or Tier 1, Tier 2a, Tier 2b, Tier 3a, Tier 3b, Tier 4a & Tier 4b, Tier 5a & Tier 5b.

The School-Specific GATE Universal Product Offerings will then be set forth in a customized version of Exhibit B for each educational institution.

     The pricing, Pledge levels and Proceeds Discounts for GATE Universal Product Offerings are set forth on Exhibit B. Those levels are based upon Marblehead's reasonable estimate of (a) the expenses that would be incurred in a Securitization Transaction and (b) the school guaranty that would be required by Standard & Poor's Corporation, Moody's Investors Service AND/OR Fitch IBCA (the "Rating Agencies") if loans to students at the Participating

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Institution in question were to be included as collateral for a Securitization
Transaction. Marblehead's estimates of such Rating Agency pledge requirements shall be not less than the pledge amounts most recently estimated by the Rating Agencies in consultation with Marblehead. Program Lender shall have the right to confirm Rating Agency estimates by direct consultation with the Rating Agencies prior to accepting loan program pledge levels for any particular educational institution; provided, however, that the reserve levels shown on Exhibit B hereto, as in effect from time to time, are approved by Program Lender upon the execution hereof for all GATE Universal Approved Schools.

     Marblehead, in consultation with any GATE Universal Approved School or educational institution approved pursuant to Paragraph 4(c) hereof for inclusion in the GATE Universal Program, may request at any time that Program Lender approve pricing options (except in tier 1), pledge levels and proceeds discounts for the educational institution different from those on the attached Exhibit B. Program Lender agrees to approve or deny any such request within ten (10) Business Days of receipt in writing, including by facsimile, e-mail, or other form of written communication. If Program Lender fails to approve or deny such request within ten (10) Business Days, the request will be deemed approved by Program Lender. Any approved pricing option shall thereafter constitute an approved School-Specific GATE Universal Product Offering. In making such a request that Program Lender approve pricing options for the educational institution different from those on the then-current Exhibit B, Marblehead represents and warrants that it reasonably believes that, under the terms and conditions set forth in the Note Purchase Agreement, a Purchaser Trust will be able to purchase in a Securitization Transaction loans originated under the pricing options presented for approval. Notwithstanding anything to the contrary in Section 9 of this Agreement, if Program Lender denies a request at any time that Program Lender approve pricing options, pledge levels and proceeds discounts for the educational institution different from those on the attached Exhibit B, Marblehead may request that another lender approve such request.

     In addition to making a request to approve pricing options for a particular educational institution, Marblehead may request that the Program Lender (i) require cosigners on every loan in Tier 2, Tier 2 & 3, or Tier 2, 3, & 4, or
(ii) waive cosigner requirements for students who are neither U.S. residents nor U.S. citizens. Program Lender will consider such school-specific waivers in its sole discretion, will grant any such waiver only in writing, and shall have the right to review and rescind any such waiver annually at the same time as it considers revisions to Exhibit B under the next paragraph.

     Program Lender and Marblehead may at any time agree to amend the GATE Universal Product Offerings for all future offerings made to educational institutions. In addition, Marblehead shall present to Program Lender once per year, on or about May 1, an updated Exhibit B for use in the next Program Year. Program Lender shall approve or deny the revised Exhibit B within 30 days of receipt. If the Program Lender fails to approve or reject the revised Exhibit B within such time, the revised Exhibit B shall be deemed approved for use in the GATE Universal Program.

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     6.   LOAN PACKAGING AND FUNDING AGREEMENTS. After a Pledge School or
Proceeds Discount School has chosen its School-Specific GATE Universal Product Offerings, the Program Lender will enter into with such educational institution a loan packaging and funding agreement in the form of that attached hereto as Exhibit C (a "Loan Packaging and Funding Agreement") establishing certain procedures, terms and conditions of the origination of GATE Universal Conforming Loans to be made to students enrolled at such educational institution and/or their parents. The School-Specific GATE Universal Product Offerings will be added as an exhibit to the Loan Packaging and Funding Agreement between Program Lender and the educational institution and made a part thereof. The amount of the Pledge or Proceeds Discounts with respect to each GATE Universal Conforming Loan will vary in accordance with the terms of the School-Specific GATE Universal Product Offerings. It is expressly agreed and understood by NCT and Marblehead that the terms and conditions of each Loan Packaging and Funding Agreement must be acceptable to the Program Lender; provided, however, that in no event will the Program Lender enter into Loan Packaging and Funding Agreement in any form other than the form of the Loan Packaging and Funding Agreement attached hereto as Exhibit C without the prior written consent of NCT and Marblehead, which consent shall not be unreasonably withheld.

     The requirement for Loan Packaging and Funding Agreements does not apply to No-Pledge or Proceeds Discount Schools.

     7. JOINT MARKETING EFFORTS. NCT, Marblehead and the Program Lender shall cooperate to develop marketing materials for distribution to potential Participating Institutions and borrowers relating to the GATE Universal Program. Subject to the confidentiality provisions of Paragraph 11 below and the provisions of Paragraph 13(c) below, each party hereto agrees to provide such information as may be reasonably required by the other parties in connection therewith; provided, however, that no party shall distribute any written material, whether relating to the GATE Universal Program or otherwise, which contains the name or information concerning or provided by any other party without the prior written consent of such other party other than written communications utilizing the name or information concerning such other party in a manner consistent with the Program Manual and marketing materials previously approved by such party as provided hereunder. During the term of this Agreement, Marblehead shall grant to the Program Lender a nonexclusive license to use any and all trademarks and tradenames associated with the GATE Universal Program pursuant to a license agreement between Marblehead and Program Lender dated as of November 21, 1996, as hereafter amended, and the Program Lender shall grant to Marblehead a nonexclusive license to use the Program Lender's name and logo pursuant to a license agreement between Marblehead and Program Lender dated as of November 21, 1996, as hereafter amended.

     8. LOAN ORIGINATION. Marblehead will enter a Services Agreement with V-Tek Systems Corporation, a California corporation, having its principal office at 1315 S. Valley Vista Drive, Diamond Bar, California 91765 V-Tek ("Services Agreement") to create a process for and then perform data processing in support of the pre-origination of GATE Universal loan applications. Marblehead has hired V-Tek for software design and for performing servicing tasks as set forth in this paragraph and shall be responsible for causing V-Tek to perform its obligations as set forth herein and in the Services Agreement. Marblehead is solely responsible

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for paying V-Tek for its services and Marblehead is the owner of the software that V-Tek creates under the Services Agreement. All of the rights, remedies, and services Marblehead receives under the Services Agreement shall be provided to Program Lender in a servicing agreement between Marblehead and Program Lender. Under such servicing agreement, Marblehead shall be obligated to provide for the benefit of Program Lender the services provided by V-Tek under the Services Agreement.

     Under the Services Agreement, V-Tek will gather all required borrower information from applicants and Participating Institutions ("Applicant Data"), convert Applicant Data into a form that Program Lender can accept, and forward Applicant Data to Program Lender. Upon receipt of the Applicant Data, Program Lender shall apply the credit criteria in the Program Manual and determine if the application meets either the Tier 1 (creditworthy) or Tier 2, 3 or 4 (credit-ready) underwriting requirements. If so, the Program Lender will transmit this information, along with the student's and cosigner's (if any) FICO scores, to the loan processing subservicer, V-Tek. Acting as agent for the Program Lender, V-Tek will compare the credit information provided by the Program Lender against the criteria from Exhibit B to the Loan Packaging and Funding Agreement for the Participating Institution in question. V-Tek will inform the Program Lender whether the application in question meets the relevant criteria set forth in said Exhibit B for approval. If Program Lender approves the application, it shall transmit (or cause V-Tek to transmit) the necessary information, including data from Exhibit B to establish pricing, to PHEAA, whereupon PHEAA will prepare and transmit to the borrower for signature a completed promissory note form and, upon disbursement of the loan, a Truth-in-Lending disclosure. If Program Lender denies the application, Program Lender will forward an appropriate adverse action letter to the borrower. Program Lender shall also be responsible for compliance with the rules and regulations of the United States Department of the Treasury, Office of Foreign Assets Control.

     9. EXCLUSIVITY; NONCOMPETITION. Neither NCT nor Marblehead will enter into any agreement with any other financial institution or other regulated or nonregulated lender (a "Competing Lender") to conduct a program for the origination and funding of GATE Universal Conforming Loans that would be a "Lender Competing Program" (as defined below) if conducted by Program Lender, with respect to any Participating Institution located in any of the 50 states of the United States, the District of Columbia, and the territories of the United States. This restriction shall not prohibit Marblehead from providing securitization services to lenders generally. Upon the occurrence of the Termination Date: (1) if the termination occurred pursuant to the provisions of subparagraph (a) of the definition of "Termination Date or the election of NCT and Marblehead to terminate this Agreement pursuant to subparagraphs (b), (c),
(d) or (e) of the definition of "Termination Date," Program Lender shall not originate student loans in connection with any student loan program in the nature of the GATE Universal Program or otherwise combining the principal elements of the GATE Universal Program consisting of establishing pledges and/or proceeds discounts of varying amounts from educational institutions based upon the credit risk of applicants in a series of tiers in lieu of relying on governmental or quasi-governmental credit support for the loans and periodically securitizing pools of such student loans (a "Lender Competing Program") with any educational institution that was, at any time during the term of this Agreement, a Participating Institution for period of twelve (12)

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months following such Termination Date, and (2) if the Termination Date occurred for any other reason, there shall be no restriction on the right of the Program Lender to enter into Lender Competing Programs at any time, including, without limitation, Lender Competing Programs with Participating Institutions. During the term of this Agreement the Program Lender will not originate student loans in connection with any Lender Competing Program except pursuant to the GATE Universal Program and this Agreement.

     10. OTHER BUSINESS. Except to the extent expressly provided in Paragraph 9 above, nothing contained herein, in any Loan Packaging and Funding Agreement or in any other document, instrument or agreement executed in connection with the GATE Universal Program shall in any manner or to any extent affect the right of the Program Lender to engage in business with, including, without limitation, offering credit products to, the Participating Institutions, borrowers under GATE Universal Conforming Loans originated by the Program Lender or any other Person; provided however that the Program Lender shall protect Proprietary Information from unnecessary disclosure.

     11.  CONFIDENTIAL INFORMATION: PROPRIETARY INFORMATION.

     (a) All information of any kind and description relating to borrowers under GATE Universal Conforming Loans originated by the Program Lender (and rejected applicants for such Loans), the Notes originated by the Program Lender, the Program Lender's loan processing operations or any other information that has been or will be made available by the Program Lender or any of its Affiliates to NCT and/or Marblehead or has otherwise been obtained by NCT and/or Marblehead from the Program Lender or any of its Affiliates (other than as expressly excluded from such information as provided below, "Confidential Information") is made available by the Program Lender and accepted by NCT and/or Marblehead, as applicable, with the understanding and agreement that such Confidential Information is property valuable to the Program Lender which has been developed through the expenditure of substantial time and money and that the Program Lender desires to retain it in confidence and withhold its availability to others. "Confidential Information" shall not include (a) information that has become generally available to the public other than as a result of a disclosure by or through NCT, Marblehead or their respective officers, employees, agents or other representatives, (b) information that was available to such persons on a nonconfidential basis prior to its disclosure to NCT and/or Marblehead, (c) information that becomes available to NCT and/or Marblehead from a source not subject, to the best knowledge of NCT and Marblehead after due inquiry, to any prohibition against disclosing the information to NCT or Marblehead, including, without limitation, information obtained from any purchase of the Notes in any Securitization Transaction or otherwise relating to any GATE Universal Conforming Loan sold by the Program Lender in any Securitization Transaction, information received from or relating to any Participating Institution and information received from or relating to the activities of third parties, other than the Program Lender, retained by NCT or Marblehead in connection with the administration or marketing of the GATE Universal Program, or (d) borrower information, including without limitation "nonpublic personal information" (as defined in Title V of the Gramm-Leach-Bliley Act (the "GLB Act") ("NPPI") and Federal Reserve Board Regulation P ("Regulation P") Marblehead receives in preparation for a Securitization Transaction; provided, however, that Marblehead shall use such information only in accordance with the provisions of the GLB Act and Regulation P and agrees to respect and protect the security and confidentiality of any NPPI relating to applicants for Loans and to Borrowers, including, where applicable, the restrictions on the re-use and disclosure of such information set forth in the GLB Act and Regulation P.

     Without limiting the foregoing, upon purchase, the parties agree that NCT will own borrower information (including NPPI) associated with any purchased GATE Universal Conforming Loan, and that Marblehead may retain as its own property and use for any lawful purpose any or all aggregated or de-identified data concerning Loan applicants and Borrowers, which does not include the name, address or social security number of the Loan applicants or Borrowers. Marblehead may sell, assign, transfer or disclose such information to third parties, who may also use such information for any lawful purpose. Each of NCT and Marblehead agree that except as required by law and except as is reasonably necessary in connection with any Securitization Transaction any and all Confidential Information and any information or knowledge which may be imparted through receipt or examination of Confidential Information will not be copied or communicated to any third party or used by NCT or Marblehead or any of their respective officers, employees, agents or other representatives without the express prior written consent of the Program Lender. Each of NCT and Marblehead will take reasonable precautions to prevent any unauthorized disclosure of Confidential Information. Each of NCT and Marblehead agree to return or destroy all written and other tangible Confidential Information, including all extracts and copies thereof, immediately upon request. Except as expressly contemplated by the marketing programs referred to in Paragraph 7 above, communications regarding the GATE Universal Program initiated by borrowers, and data received by Marblehead (and its servicer, V-Tek) during the course of origination as described in Paragraph 8 above, until a GATE Universal Conforming Loan is sold by the Program Lender, in connection with a Securitization Transaction or otherwise, neither NCT nor Marblehead nor any of their respective Affiliates shall enter into any communication with the borrower thereunder. Except as expressly provided in the immediately preceding sentence, the obligations of NCT and Marblehead set forth in this Paragraph 11(a) shall survive the Termination Date.

     (b) All information relating to the GATE Universal Program that has been or will be made available to the Program Lender or any of its Affiliates by NCT and/or Marblehead or has otherwise been obtained by the Program Lender or any of its Affiliates from NCT and/or Marblehead (other than such information which constitutes Confidential Information or other than as expressly excluded from such information as provided below, "Proprietary Information") is made available by NCT and/or Marblehead and accepted by the Program Lender with the understanding and agreement that such Proprietary Information is property valuable to NCT/Marblehead which has been developed through the expenditure of substantial time and money and that NCT/Marblehead desire to retain it in confidence and not to permit its commercial use by others. "Proprietary Information" shall not include: (a) information that has become generally available to the public other than as a result of a disclosure by or through the Program Lender, (b) information derived by Program Lender from sources other than activities under or related to this Agreement, (c) information required by law to be disclosed (but only to the extent such disclosure is legally required), and (d) reporting of loan information to credit bureaus in the ordinary course of business. Program Lender will take reasonable precautions to prevent any unauthorized commercial use of Proprietary Information. The obligations of this Paragraph 11(b) shall survive the Termination Date.

     (c) BORROWER PRIVACY. Unless FMC obtains direct authorization from any borrower, it shall not disclose and/or use any of the borrower's nonpublic personal information obtained under this Agreement for any purpose other than those specifically provided for in this Agreement or provide such information to any other party, including its Affiliates, except as allowed by law. In the Services Agreement, V-Tek will likewise agree that unless V-Tek obtains direct authorization from any borrower pursuant to the Services Agreement, it shall not disclose and/or use any of the borrower's nonpublic personal information obtained under the Services Agreement for any purpose other than those specifically provided for in the Services Agreement or provide such information to any other party, including Affiliates of V-Tek, except as allowed by law.

     12. PROGRAM MANUAL; PARTICIPATION AGREEMENT. Marblehead shall draft and deliver to the Program Lender for review and approval prior to the Effective
Date:

     (a) The Program Manual, which Program Manual may not be modified in any Lender-related manner during the term of this Agreement without the prior written consent of the Program Lender, which consent shall not be unreasonably withheld. Lender-related modifications to the Program Manual shall mean any change to GATE Universal loan terms, borrower eligibility, or any other change that would affect Program Lender's rights, obligations, responsibilities, or costs; and

     (b) The forms of Participation Agreement and School Enrollment Form, which form Agreements shall be substantially in the forms of Exhibits E1 and E2 attached hereto and may not be modified in any manner during the term of this Agreement without the prior written consent of Program Lender, which consent shall not be unreasonably withheld. Exhibit E1 is for use with Pledge Schools and Proceeds Discount Schools. Exhibit E2 applies only to No-Pledge or Proceeds Discount Schools. NCT may, upon notice to Program Lender, include in the Participation Agreement a Rider in the form of Exhibit E3; and

     (c)  the Services Agreement.

     13. SECURITIZATION PROVISIONS. Each of NCT (for itself and each Purchaser Trust) and Marblehead agree that:

     (a) The Offering Materials relating to each Securitization Transaction will contain a statement to the effect that: (1) the certificates being offered thereunder do not represent an interest in, or obligation of, the Program Lender or its parent, BankAmerica Corporation, (2) no purchaser of such certificates shall have any recourse to the Program Lender or BankAmerica Corporation, (3) neither the certificates nor the notes evidencing GATE Universal Conforming Loans supporting such certificates are insured or guaranteed by the Federal Deposit Insurance Corporation or, at the request of or for the account of the Program Lender or BankAmerica Corporation by any other governmental agency, and
(4) the underwriting criteria employed by the

Program Lender in originating the GATE Universal Conforming Loans are different from those utilized by the Program Lender and its Affiliates in originating student loans under other existing student loan programs and that such differences include, without limitation, the fact that GATE Universal Conforming Loan underwriting standards are not intended to analyze in detail the ability of individual borrowers to repay their GATE Loans;

     (b) NCT shall or shall cause the applicable Purchaser Trust to perform the acts and assume the duties of depositor and manager pursuant to the provisions of the trust or other agreement or instrument under which the certificates or other evidences of indebtedness will be issued in any Securitization Transaction. Under no circumstances shall Program Lender be obligated to perform any such duties. Neither Program Lender nor any of its directors or other representatives shall execute any registration statement filed with the Securities and Exchange Commission in connection with any Securitization Transaction;

     (c) The certificates or other evidences of indebtedness to be issued by NCT and/or any Purchaser Trusts in Securitization Transactions shall be issued and sold by NCT and/or such Purchaser Trusts, with or without the assistance of NCT and/or Marblehead, but in any event without any participation whatsoever on the part of Program Lender except as expressly provided in subparagraph (2) below. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by NCT and Marblehead that Program Lender shall not (1) attend any "road shows" or meetings with investors or prospective investors, (2) prepare, assist in preparing or review any written or oral materials or prospectuses to be provided to investors or potential investors or to be filed with the Securities and Exchange Commission, any state securities commission, any stock exchange or NASDAQ other than excerpts from such documents describing the Program Lender and its procedures drafted expressly for inclusion in such documents, or (3) otherwise be responsible in any way for soliciting, or assisting Marblehead, NCT or any Purchaser Trust in soliciting, the purchases of certificates or other evidences of indebtedness to be issued in any Securitization Transaction;

     (d) NCT shall file or shall cause the applicable Purchaser Trust to file any registration statement and periodic reports required to be filed under the Securities Exchange Act of 1934;

     (e) Without the prior written consent of Program Lender, which consent shall not be unreasonably withheld, no loans other than (1) GATE Universal Conforming Loans, (2) other types of GATE loans originated by Program Lender, or
(3) loans originated by Program Lender that are subject to a Note Purchase Agreement between Program Lender and Marblehead will be included in any Securitization Transaction with loans made by Program Lender. The execution and delivery to Program Lender of a Co-Lender Indemnification Agreement by any other lender in any securitization transaction shall be a condition precedent to any agreement of Program Lender to permit the pooling of loans originated by such other person or entity with loans originated by Program Lender in a securitization transaction. In the event that Marblehead wishes to include loans originated by any other lender(s) in the same Securitization Transaction as loans made by Program Lender, Marblehead will make all reasonable efforts to secure a Co-Lender Indemnification Agreement between Program Lender and the other lender(s).

     (f) All solicitations of prospective Participating Institutions shall be conducted in such a manner as to avoid any public or general solicitation or advertising of the purchase or sale of beneficial interests in any Purchaser Trust.

     14. NO ASSIGNMENT. No party may assign its rights or obligations under this Agreement without the prior written consent of the parties hereto; provided, however that Program Lender may assign its rights hereunder to an Affiliate that is a national banking association having the legal power and right under applicable law (including, without limitation, the usury laws of the State where it is located) to make GATE Universal Conforming Loans. Program Lender shall bear all costs arising out of such assignment, including, without limitation, any costs for legal advice relating to loan compliance and documentation. Marblehead may, on a one time basis and provided that such assignment does not constitute a Change of Control, assign its rights hereunder to a corporation that succeeds to substantially all the business of Marblehead as now conducted. Any assignment in violation hereof shall be automatically null and void. Program Lender agrees that it will continue to originate GATE Universal Conforming Loans in such a manner as to permit the selection of California law as governing law for purposes of Section 85 of the National Bank Act.

     15. AMENDMENT. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

     16. NO WAIVER. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

     17. ENTIRE AGREEMENT. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof

     18. NOTICES. All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid, or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth beneath its signature below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received.

     19. ATTORNEYS' FEES. In the event of a lawsuit or arbitration proceeding wising out of or relating to this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys, fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

     20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

     22. NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the parties, and their permitted successors and assigns, and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     23. CONSENT TO JURISDICTION. SUBJECT TO PARAGRAPH 24 BELOW, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENT WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

     24.  MANDATORY ARBITRATION REFERENCE.

     (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance With the United States Arbitration Act (Title 9, U.S. Code), notwithstanding the choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a Waiver of the right of any party, including the plaintiff to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (b) No provision of this paragraph shall limit the right of any party to exercise self-help remedies such as setoff, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference.

     25. EFFECTIVE DATE. This Agreement shall be effective upon the date (the "Effective Date") as of which:

     (a) Each of the parties hereto shall have executed and delivered to the others a Counterpart of this Agreement;

     (b) Each of the Program Lender and NCT shall have executed and delivered to the other an agreement in the form of that attached hereto as Exhibit D (the "Note Purchase Agreement");

     (c) The Program Lender has reviewed and approved in writing the final form of Program Manual;

     (d) Each of V-Tek and Marblehead shall have executed and delivered to each other the Services Agreement;

     (e) Each of Marblehead and Program Lender shall have executed and delivered to the other a servicing agreement pursuant to which Marblehead provides for the benefit of Program Lender the services provided by V-Tek under the Services Agreement;

     (f) PHEAA and Program Lender shall have executed and delivered to each other an amendment to the Origination Services Agreement between them to accommodate the origination process for the GATE Universal Program, such amendment to be in form and substance satisfactory to Marblehead;

     (g) PHEAA and Marblehead shall have executed and delivered to each other an amendment to the Servicing Agreement between them and dated January 6, 1995, as amended, to include GATE Universal Program loans purchased by Marblehead, such amendment to be in form and substance satisfactory to Program Lender.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             THE NATIONAL COLLEGIATE TRUST,
                                             a Delaware business trust

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             THE FIRST MARBLEHEAD
                                             CORPORATION, a Delaware corporation


                                             By: /s/ Ralph James
                                                 -------------------------------
                                             Name: Ralph James
                                                   -----------------------------
                                             Title: President
                                                    ----------------------------


                                             BANK OF AMERICA, N.A.


                                             By: /s/ Kathy Cannon
                                                 -------------------------------
                                             Name: Kathy Cannon
                                                   -----------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

      EXHIBIT B FOR [SCHOOL NAME] UNDER THE GATE UNIVERSAL PLEDGE STRUCTURE

[DELETE IF SCHOOL IS APPROVED BY MBIA] (Please note the College must be approved by MBIA for surety on its pledge prior to being able to participate in the pledge structure of the GATE Universal Program.)

                                                                                    Tier 2 Co-borrower, if any,
                                                                                   decisioned on basis of score
                               Tier 1 Creditworthy Borrower with credit-ready       alone. Student subjected to
                               Student, except if student is creditworthy on own.    GATE underwriting. School
                                       School takes no risk                                  takes risk.
                               -------------------------------------------------   ----------------------------
                                    A           B          C             D              A             B
                               -------------------------------------------------   ----------------------------
         FICO SCORES
Cosigner FICO Score:              [**]        [**]       [**]      [**]                [**]         [**]
                                                                                       [**]         [**]
                                                                   [**]                [**]
                                                                   [**]                [**]

Student FICO (Student is
credit-ready, except in Tier      [**]        [**]       [**]      [**]    [**]        [**]         [**]
1 D, where Student is
creditworthy)                     [**]        [**]
---------------------------------------------------------------------------------------------------------------

                                                         [**]              [**]
                                                         [**]              [**]

  GATE UNIVERSAL PRODUCT
 Borrower Origination Fee:        [**]%       [**]%      [**]%             [**]%       [**]%        [**]%
 Interest Rate: The LIBOR
 Index + a margin of:             [**]%       [**]%      [**]%             [**]%       [**]%        [**]%
 APR (LIBOR Index=1.35%, 4 yr
 defer, 20 yr repay):             [**]%       [**]%      [**]%             [**]%       [**]%        [**]%

   FINANCIAL RESULTS UNDER
      PLEDGE STRUCTURE
Percentage of net loan amount
(exclusive of financed fees)
advanced by Bank of
America at disbursement:          [**]%       [**]%                                    [**]%        [**]%


School Pledge(1):                 [**]        [**]                                     [**]%        [**]%

Estimated 1st loan loss
reserve(2):                       [**]        [**]                                     [**]%        [**]%

                               Tier 3 Co-borrower, if any,                                    Tier 5 Co-borrower, if
                                 decisioned on basis of       Tier 4 Co-borrower, if any,    any, decisioned on basis
                                  score alone. Student       decisioned on  basis of score    of score alone. Student
                                    subjected to GATE         alone. Student subjected to       subjected to GATE
                                   underwriting. School        GATE underwriting. School       underwriting. School
                                        takes risk.                   takes risk.                   takes risk.
                               ---------------------------   -----------------------------   ------------------------
                                    A            B               A            B                  A          B
                               ---------------------------   -----------------------------   ------------------------
         FICO SCORES
Cosigner FICO Score:               [**]         [**]            [**]         [**]               [**]       [**]
                                   [**]         [**]            [**]         [**]                          [**]
                                   [**]                         [**]
                                   [**]                         [**]

Student FICO (Student is
credit-ready, except in Tier       [**]         [**]            [**]         [**]               [**]       [**]
1 D, where Student is
creditworthy)
---------------------------------------------------------------------------------------------------------------------




  GATE UNIVERSAL PRODUCT
 Borrower Origination Fee:         [**]%        [**]%           [**]%        [**]%              [**]%      [**]%
 Interest Rate: The LIBOR
 Index + a margin of:              [**]%        [**]%           [**]%        [**]%              [**]%      [**]%
 APR (LIBOR Index=1.35%, 4 yr
 defer, 20 yr repay):              [**]%        [**]%           [**]%        [**]%              [**]%      [**]%

   FINANCIAL RESULTS UNDER
      PLEDGE STRUCTURE
Percentage of net loan amount
(exclusive of financed fees)
advanced by Bank of
America at disbursement:           [**]%        [**]%           [**]%        [**]%              [**]%         [**]%


School Pledge(1):                  [**]%        [**]%           [**]%        [**]%              [**]%         [**]%

Estimated 1st loan loss
reserve(2):                        [**]%        [**]%           [**]%        [**]%              [**]%         [**]%

(1) The school pledge figures are computed on the gross loan amount at disbursement and assume that if the student is an undergraduate student the loan amount is less than [**]. An additional [**] will be added to the pledge figures shown for all tier 2, 3, 4 & 5 undergraduate loans in excess of $[**].

(2) These 1st loan loss reserve figures are estimates, are computed on the net loan amount securitized, and are funded from excess proceeds created at securitization (see the Participation Agreement). If securitization does not take place, no 1st loan loss reserves will be created. If the anticipated excess proceeds from securitization are lower than projections, the amount of the 1st loan loss reserve may be lower than the figures shown here. The 1st loan loss reserve, to the extent that it is available, reduces the school's Pledge liability.

                                       20